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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                NOVEMBER 14, 2002
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                              ISTAR FINANCIAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            MARYLAND                     1-15371              95-6881527
  (STATE OR OTHER JURISDICTION         (COMMISSION           (IRS EMPLOYER
        OF INCORPORATION)              FILE NUMBER)      IDENTIFICATION NUMBER)


        1114 AVENUE OF THE AMERICAS, 27TH FLOOR
                 NEW YORK, NEW YORK                               10036
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


                                 (212) 930-9400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





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ITEM 9.    REGULATION FD DISCLOSURE

The Quarterly Report on Form 10-Q for the Quarter ended September 30, 2002 filed by iStar Financial Inc. on November 14, 2002 was accompanied by certifications of iStar Financial's Chief Executive Officer and its Chief Financial Officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002. Copies of the certifications are furnished as
Exhibit 99.1 to this report.


ITEM 7.    EXHIBITS

           99.1 Certifications of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, together with Securities and Exchange Commission transmittal letter.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     iSTAR FINANCIAL INC.



Date:    November 14, 2002           By:  /s/ JAY SUGARMAN
                                          ------------------------------------
                                          Jay Sugarman
                                          Chairman and Chief Executive Officer


Date:    November 14, 2002           By: /s/ SPENCER B. HABER
                                         --------------------------------------
                                         Spencer B. Haber
                                         President and Chief Financial Officer